EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Quality Distribution, LLC (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas L. Finkbiner, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 14, 2003

/s/ Thomas L. Finkbiner

THOMAS L. FINKBINER PRESIDENT AND CHIEF EXECUTIVE OFFICER

A signed original of this written statement required by Section 906 has been provided to Quality Distribution, LLC and will be retained by Quality Distribution, LLC and furnished to the Securities and Exchange Commission or its staff upon request.